Jensen Global Quality Growth Fund
Schedule of Investments
August 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS - 98.08%
Canada - 7.77%
Alimentation Couche-Tard, Inc. - Class B	14,760	$481,721
Canadian National Railway Co.	4,270	448,688
		930,409
Cayman Islands - 3.37%
Tencent Holdings Ltd.	5,900	403,078

France - 2.08%
Hermes International	290	249,234

Germany - 3.23%
SAP SE	2,340	386,906

Ireland - 4.47%
Accenture PLC - Class A	2,230	535,043

Switzerland - 3.44%
Nestle SA	3,420	411,929

Taiwan - 3.95%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	5,970	473,123

United Kingdom - 13.29%
Compass Group PLC	7,920	128,162
Diageo PLC	15,410	514,868
GlaxoSmithKline PLC	27,790	542,833
Unilever PLC	6,860	405,578
		1,591,441
United States - 56.48%
3M Co.	3,210	523,294
Alphabet, Inc. - Class A (a)	310	505,155
Apple, Inc.	1,840	237,434
Automatic Data Processing, Inc.	1,720	239,235
Becton Dickinson and Co.	2,210	536,522
Broadridge Financial Solutions, Inc.	1,770	243,198
Equifax, Inc.	1,450	243,992
Intuit, Inc.	950	328,121
Johnson & Johnson	3,410	523,128
Mastercard, Inc. - Class A	750	268,642
Microsoft Corp.	2,580	581,866
NIKE, Inc. - Class B	3,760	420,707
PepsiCo, Inc.	4,620	647,078
Pfizer, Inc.	11,250	425,138
Starbucks Corp.	3,640	307,470
Stryker Corp.	2,340	463,694
Texas Instruments, Inc.	1,900	270,085
		6,764,759
TOTAL COMMON STOCKS (Cost $10,941,736)		11,745,922

SHORT-TERM INVESTMENTS - 8.35%
United States - 8.35%
First American Treasury Obligations Fund - Class X, 0.066% (b)	999,896	999,896
TOTAL SHORT-TERM INVESTMENTS (Cost $999,896)		999,896

Total Investments (Cost $11,941,632) - 106.43%		12,745,818
Liabilities in Excess of Other Assets - (6.43)%		(769,737)
TOTAL NET ASSETS - 100.00%		$11,976,081

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven day yield as of August 31, 2020.

Abbreviations:
ADR	American Depositary Receipt
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Limited Liability Company.

The accompanying notes are an integral part of these schedule of investments.

Summary of Fair Value Exposure at August 31, 2020

The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.
The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 – Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability.
Level 3 – Significant unobservable prices or inputs (includes the Board of Trustees and Valuation Committee’s own assumption in determining the fair value of investments).

The following is a summary of the inputs used, as of August 31, 2020, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total

Common Stocks*	$8,703,334	$3,042,588	$-	$11,745,922
Short-Term Investments	999,896	-	-	999,896
Total Investments in Securities	$9,703,230	$3,042,588	$-	$12,745,818

* For further breakdown of common stocks by country, please refer to the Schedule of Investments.

For the period ended August 31, 2020 the Fund did not have significant unobservable inputs (Level 3 securities) used in determining fair value.
Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.